United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

CLARUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CLAR	NASDAQ Global Select Market

Item 1.02	Termination of a Material Definitive Agreement.

Contemporaneous with the closing of the Sale Transaction (hereinafter defined), Clarus Corporation (the “Company”) directed $135,013,124 of the proceeds from the closing of the Sale Transaction to payoff any and all outstanding borrowings under that certain Amended and Restated Credit Agreement, dated April 18, 2022, by and among the Company, Black Diamond Retail, Inc., Black Diamond Retail – Alaska, LLC, Sierra Bullets, L.L.C. (“Sierra”), SKINourishment, LLC, Black Diamond Retail – Colorado, LLC, Black Diamond Retail – Montana, LLC, Black Diamond Retail – Wyoming, LLC, Barnes Bullets-Mona, LLC (“Barnes”), Black Diamond Retail – Oregon, LLC, Black Diamond Retail – Vermont, LLC (collectively with the Company, the “Borrowers”) and the other loan parties party thereto (together with the Borrowers, each a “Loan Party”, and collectively, the “Loan Parties”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and the lenders party thereto (the “Amended and Restated Credit Agreement”). Accordingly, on February 29, 2024, all balances owing the lenders and the Administrative Agent thereunder were paid off, and the Amended and Restated Credit Agreement was terminated, together with the Pledge and Security Agreement, effective as of May 3, 2019, by and among the Company, Black Diamond Retail, Inc., Sierra, Everest Sapphire Acquisition, LLC (“Seller”), BD European Holdings, LLC, SKINourishmnet, LLC, Black Diamond Retail – Alaska, LLC, the other grantors party thereto, and the Administrative Agent (the “Pledge Agreement”), as well as any and all of the other loan documentation associated therewith (including but not limited to the UCC-1 financing statements and the deeds of trust in respect of owned real property in Utah and Missouri evidencing the liens in favor of the Administrative Agent and the lenders).

The full text of (a) the Amended and Restated Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “Commission”) by the Company on April 21, 2022, and (b) the Pledge Agreement was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 6, 2019.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on December 29, 2023, the Company and Seller, a wholly owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Bullseye Acquisitions, LLC (the “Buyer”), an affiliate of JDH Capital Company, pursuant to which the Company and Seller agreed to sell all of the equity associated with the Company’s Precision Sport segment, which is comprised of the Company’s subsidiaries Sierra and Barnes to the Buyer for a purchase price of $175 million, subject to a customary working capital adjustment (the “Sale Transaction”). The Sale Transaction was completed on February 29, 2024, and the Company has realized net proceeds of approximately $37.9 million after payment of all outstanding amounts under the Amended and Restated Credit Agreement and certain other fees and expenses.

The foregoing description of the Purchase Agreement and the Sale Transaction does not purport to be a complete statement of the parties’ rights and obligations under the Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description is subject to and qualified in its entirety by reference to the text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on January 3, 2024, and which is incorporated herein by reference.

The Purchase Agreement has been incorporated by reference into this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, the Buyer, Sierra, Barnes, their affiliates, or its and their respective businesses as of the date of the Purchase Agreement or as of any other date. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to that agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to that agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Seller, the Buyer, Sierra, Barnes or any of their respective subsidiaries or affiliates and/or the Business. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01	Other Events.

The Company previously disseminated a press release announcing the closing of the Sale Transaction and the termination of the Amended and Restated Credit Agreement. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information in Item 8.01 of this Report and the press release included as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited interim pro forma condensed consolidated statement of operations for the three months ended September 30, 2023, the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2022 and the unaudited interim pro forma condensed consolidated balance sheet as of September 30, 2023 of the Company is hereby included as Exhibit 99.2 to this Report.

(d) Exhibits. The following exhibits are hereby filed as part of this Report.

Exhibit	Description

2.1

Purchase and Sale Agreement, by and among Bullseye Acquisitions, LLC, Everest/Sapphire Acquisition, LLC, and Clarus Corporation, dated as of December 29, 2023 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 3, 2024).

99.1	Press Release dated February 29, 2024 (furnished only).
99.2	Pro Forma Financial Information of Clarus Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2024

CLARUS CORPORATION

By:	/s/ Michael J. Yates
Name:	Michael J. Yates
Title:	Chief Financial Officer